People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Gulf South Bank Conference
New Orleans, LA
April 30, 2008

Forward-Looking Statements

Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile

As of March 31, 2008



OKLAHOMA
ARKANSAS
TENNESSEE
MISSISSIPPI
ALABAMA
TEXAS
Jackson
LOUISIANA
FLORIDA
Houston

Financial Highlights	Q1-08	Q4-07	Q1-07
Net Income (in millions)	$26.2	$23.8	$25.9
Earnings per share	$0.46	$0.42	$0.44
Return on average tangible equity	17.59%	16.28%	18.76%
Return on average assets	1.19%	1.06%	1.19%
Net interest margin	3.94%	3.95%	3.89%
Efficiency Ratio	56.64%	56.80%	61.89%

Trustmark is an integrated provider of banking and financial solutions

- $9.1 billion in total assets
- Serving Florida, Mississippi, Tennessee and Texas
- 150 Banking Centers
- 2,600 Associates
- Investment Ratings
  - Moody's: A3
  - S&P BBB+
- Capital Ratios
  - Tangible equity/tangible assets 7.05%
  - Tier 1 leverage ratio 8.12%
  - Tier 1 risk-based capital 9.42%
  - Total risk-based capital 11.21%

Reasons to Invest in Trustmark

- Diversified business mix in attractive markets
- Liquid, well-positioned balance sheet
- Solid profitability metrics
- Strong capital base
- Positioned for growth and profitability

Trustmark Corporation
2007 Revenue and Noninterest Income Composition

($ in millions)

Total Revenue
$463 Million



Insurance $36
Mortgage $29
Wealth Management $30
Auto/Credit Card $40
Treasury & Other $18
8%
6%
7%
9%
4%
TN 9%
TX 8%
FL 5%
MS 44%
Commercial – Retail $310

Total Noninterest Income
$162 Million



Wealth Mangement $26
Insurance $35
16%
22%
7%
6%
49%
Mortgage $12
Other $10
Commercial – Retail $79

Fee Income to Total Revenue 35.0%

Jackson

- **Trustmark has $2.0 billion in loans and $3.3 billion in deposits+**
- **Maintain market dominance by focusing on cross-selling and retention**
- **New banking center to open in 2008**



YAZOO
MADISON
MISSISSIPPI
HINDS
RANKIN
Canton
Flora
Madison
Ridgeland
Ross Barnett Reservoir
Natchez Trace Pkwy
Bolton
Clinton
Jackson
Flowood
Pearl
Brandon
Pelahatchie
Raymond
Richland
Florence
Future banking center
Existing banking center

County	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	251,503	0.43%	43.44%	20
Rankin	137,744	13.15%	31.10%	11
Madison	91,779	15.84%	27.98%	8
TOTAL	**481,026**	**7.01%**	**37.70%**	**39**

+ As of 3/31/2008
++ As of 6/30/2007
Source: SNL Financial and ESRI

Trustmark
Banking and Financial Solutions

Houston

- **Trustmark has 15 banking centers with**
- **$856 million in loans and $661 million in deposits⁺**
- **Building stronger Commercial, Retail, and Wealth Management platforms**
- **Five new banking centers opened during last 18 months**
- **New banking center to open in 2008**



The Woodlands
LIBERTY
Prairie View
Tomball
Spring Creek
Kingwood
Waller
WALLER
Humble
Lake Houston
T E X A S
Aldine
Greens Bayou
Sheldon Reservoir
Jersey Village
H A R R I S
San Jacinto
Barrett
Highlands
San Felipe
Brookshire
Katy
Sealy
Houston
Bunker Hill Village
Piney Point Village
Channelview
Baytown
Galena Park
West University Place
Pasadena
Bellaire
Deer Park
Simonton
Wallis
Meadows
Brays Bayou
South Houston
La Porte
Armand Bayou
Sugar Land
Stafford
Richmond
Missouri City
Rosenberg
Pearland
East Bernard
Nassau Bay
League City
F O R T   B E N D
Friendswood
Bacliff
Smithers Lake
Manvel
GALVESTON

■ Future banking center
■ Existing banking center

County	2007 Population	2007-12 Projected Population Growth	Deposit Market Share⁺⁺	TRMK Banking Centers
Houston MSA	5,620,734	11.48%	0.62%	15

+ As of 3/31/2008
++ As of 6/30/2007
Source: SNL Financial and ESRI

Memphis

- **Trustmark has $478 million in loans and $690 million in deposits⁺**
- **Focus on middle market commercial and real estate lending**
- **Two new Banking Centers opened in the last year**



Rosemark
Millington
Arlington
Loosahatchie
TENNESSEE
Lakeland
Somerville
Marion
Bartlett
Eads
Memphis
Wolf
Fisherville
Williston
FAYETTE
Lake McKellar
Rossville Junction
SHELBY
Southaven
Olive Branch
Memphis
MARSHALL
DE SOTO
Byhalia
Hernando
Coldwater
MISSISSIPPI

■ Existing banking center

	2007 Population	2007-12 Projected Population Growth	Deposit Market Share⁺⁺	TRMK Banking Centers
Memphis MSA	1,307,699	5.83%	2.54%	24

+ As of 3/31/2008
++ As of 6/30/2007
Source: SNL Financial and ESRI

Trustmark Banking and Financial Solutions

Southern Region

- **Trustmark has $741 million in loans and $1.6 billion in deposits+**
- **Focus on middle market commercial and real estate lending**
- **New banking center to open in Biloxi in 2008**



Future banking center
Existing banking center
MISSISSIPPI
Hattiesburg
Gulfport
Natchez
Hazlehurst
Brookhaven
McComb
Magnolia
Liberty
Laurel
Meridian
Columbia
Purvis
Lumberton
Picayune
Long Beach
Bay St. Louis
Wiggins
Wesson
Crystal Springs
Port Gibson
Fayette
Woodville
Gloster
Meadville
Roxie
Summit
Osyka
Norwood
Tylertown
Prentiss
Collins
Mize
Taylorsville
Raleigh
Bay Springs
Mendenhall
Florence
New Hebron
Ellisville
Richton
Beaumont
McLain
Lucedale
Poplarville
Latimer
Kiln
Waveland
Decatur
Newton
Rose Hill
Stonewall
Quitman
Paulding
Heidelberg
Sandersville
Waynesboro
Union
Collinsville
Marion
Louin
Soso
Union Church
Homochitto
Leakesville
Citronelle

Market	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hattiesburg	121,602	6.34%	13.92%	7
MS Gulf Coast	354,721	-0.81%	0.65%	1
Other	557,196	-0.21%	16.59%	35
TOTAL	**1,033,519**	**0.36%**	**10.58%**	**43**

+ As of 3/31/2008
++ As of 6/30/2007
Source: SNL Financial and ESRI

Florida Panhandle

- **Trustmark has $693 million in loans and $270 million in deposits+**
- **Cross-sell to Fisher-Brown's commercial insurance customers**
- **Focus on commercial lending**
- **Expand Wealth Management**
- **New banking center in Panama City to open in 2008**


Crestview
DeFuniak Springs
Caryville
Ponce de Leon
OKALOOSA
FLORIDA
Vernon
Wausau
WASHINGTON
WALTON
Redbay
Freeport
Valparaiso
Wright
Ocean City
Choctawhatchee Bay
Fort Walton Beach
Destin
Miramar Beach
Santa Rosa Beach
Youngs
BAY
Southport
Lynn Haven
Laguna Beach
Hiland Park
Panama City Beach
Panama City
Cedar Grove
Callaway
St. Andrew Bay
Parker
Future banking center
Existing banking center

County	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,892	10.59%	5.07%	3
Okaloosa	193,913	8.42%	2.03%	2
Walton	55,788	22.19%	8.50%	3
Total	**420,593**	**11.13%**	**3.95%**	**8**

+ As of 3/31/2008
++ As of 6/30/2007
Source: SNL Financial and ESRI

Trustmark
Banking and Financial Solutions

Trustmark Corporation Loans

Period Ended *(excluding HFS)*

($ in billions)



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
7.7% CAGR
7.3% CAGR
$4.5
$4.6
$5.0
$5.3
$5.9
$6.6
$7.0
$7.0
2001
2002
2003
2004
2005
2006
2007
3-08

Diversified Loan Composition

March 31, 2008 *($ in millions)*

Loan Type	Trustmark Corporation Total Loans $	% of Loan Type	Florida $	% of Loan Type	Mississippi (Central and Southern Regions) $	% of Loan Type	Tennessee (Memphis, TN / Northern MS Region) $	% of Loan Type	Texas $	% of Loan Type
Construction and land development	$ 1,212	17.3%	$ 371	30.6%	$ 472	39.0%	$ 118	9.8%	$ 250	20.6%
Secured by 1-4 family residential	1,660	23.7%	96	5.8%	1,348	81.2%	178	10.7%	39	2.3%
Secured by nonfarm, nonresidential	1,315	18.8%	180	13.7%	715	54.3%	196	14.9%	225	17.1%
Other real estate secured	160	2.3%	12	7.7%	120	74.8%	9	5.7%	19	11.7%
Commercial and industrial loans	1,287	18.3%	23	1.8%	888	69.0%	73	5.7%	303	23.6%
Consumer loans	1,056	15.1%	3	0.2%	1,004	95.1%	34	3.2%	15	1.4%
Other loans	321	4.6%	8	2.6%	292	90.8%	17	5.2%	5	1.4%
Total Loans	$ 7,012	100.0%	$ 693	9.9%	$ 4,839	69.0%	$ 625	8.9%	$ 856	12.2%

By Type



Construction & land development $1,212
17%
1-4 Family $1,660
24%
NonFarm, nonresidential $1,315
19%
Other real estate secured $160
2%
Commercial & industrial $1,287
18%
Consumer $1,056
15%
Other $321
5%

By Region



Florida $693
10%
Mississippi $4,839
69%
Tennessee $625
9%
Texas $856
12%
*

* Mississippi loans include centrally underwritten mortgage, indirect auto and credit cards.

Trustmark Corporation Deposits

Period Ended

($ in billions)



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
6.9% CAGR
$4.6
$4.7
$5.1
$5.5
$6.3
$7.0
$6.9
$7.3
2001
2002
2003
2004
2005
2006
2007
3-08

By Type

March 31, 2008



Noninterest Checking $1.5
20%
Time $2.6
35%
25%
Interest Checking $1.7
16%
4%
Money Market $1.2
Savings $0.3

By Region

March 31, 2008



Florida $0.3
Tennessee $1.1
4%
15%
9%
Texas $0.7
72%
Mississippi $5.2

Strategic Focus

- Manage Florida residential loan portfolio
- Devote resources to grow Houston franchise
- Realign and reinvest in retail banking centers
- Invest in technology with new deposit system
- Aggressive business development program
- Preserve and grow tangible equity

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Construction and Land Development

March 31, 2008 *($ in millions)*

Loan Type	Total Construction Land and Development Loans $	% of Total Loans	Florida $	% of Loan Type	Mississippi (Central and Southern Regions) $	% of Loan Type	Tennessee (Memphis, TN / Northern MS Region) $	% of Loan Type	Texas $	% of Loan Type
Lots	$ 139	11.4%	$ 91	65.8%	$ 27	19.8%	$ 6	4.2%	$ 14	10.3%
Development	243	20.0%	52	21.4%	93	38.5%	15	6.2%	82	33.9%
Unimproved land	352	29.0%	134	38.2%	146	41.5%	36	10.2%	35	10.0%
1-4 family construction	223	18.4%	46	20.7%	94	42.1%	18	8.1%	65	29.1%
Other construction	256	21.1%	47	18.5%	112	43.6%	44	17.0%	53	20.9%
Construction and land development loan	$ 1,212	100.0%	$ 371	30.6%	$ 472	39.0%	$ 118	9.8%	$ 250	20.6%

By Type


Other construction $256
21%
Lots $139
11%
Development $243
20%
29%
Unimproved land $352
18%
1-4 Family construction $223

By Region


Texas $250
21%
Florida $371
30%
10%
Tennessee $118
39%
Mississippi $472

Florida Loans

March 31, 2008

($ in millions)

Loan Type	$	% of Loans
Construction and land development	$ 371	53.6%
Secured by 1-4 family residential	96	13.8%
Secured by nonfarm, nonresidential	180	25.9%
Other real estate secured	12	1.8%
Commercial and industrial loans	23	3.3%
Consumer loans	3	0.4%
Other loans	8	1.2%
Total Loans	$ 693	100.0%

Construction Land and Development	$	% of Loans
Lots	$ 91	24.6%
Development	52	14.0%
Unimproved land	134	36.2%
1-4 family construction	46	12.4%
Other construction	47	12.8%
Construction and land development loans	$ 371	100.0%

Total Loans by Type $693 million


Nonfarm, nonresidential $180
Commercial & industrial $23
1-4 Family $96
Other $23
26%
3%
3%
14%
54%
Construction & land development $371

Construction and Land Development $371 million


Other construction $47
Lots $91
1-4 Family $46
13%
25%
12%
36%
14%
Development $52
Unimproved land $134

Trustmark Corporation
Credit Quality Trends

($ in millions)

Periods Ended	2000	2001	2002	2003	2004	2005	2006	2007	Q1-2008
Total Loans (Including Held for Sale)	$4,144	$4,524	$4,617	$5,044	$5,477	$6,060	$6,659	$7,188	$7,210
Allowance for Loan and Lease Losses	$65.9	$75.5	$74.8	$74.3	$64.8	$76.7	$72.1	$79.9	$81.8
NPA/Total Loans + ORE	0.44%	0.93%	0.82%	0.59%	0.51%	0.56%	0.58%	1.02%	1.21%
Net Charge-offs/Average Loans	0.25%	0.35%	0.33%	0.21%	0.12%	0.13%	0.06%	0.23%	0.69%

March 31, 2008	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis and North Region)	Texas
Total Loans (including Held for Sale)	$7,210	$693	$5,036 *	$625	$856
Nonperforming Loans	$78.0	$49.7	$14.6	$6.6	$7.2
Other Real Estate	$9.6	$1.1	$1.7	$6.6	$0.1
Nonperforming Assets	$87.6	$50.7	$16.3	$13.2	$7.4
Nonperforming Assets/Total Loans + ORE	1.21%	7.31%	0.34%	2.09%	0.86%
Provision for Loan Losses	$14.2	$9.6	$2.8	$0.8	$1.1
Net Charge-offs	$12.3	$9.7	$1.6	$0.2	$0.8

* Includes loans held for sale of $198 million

Trustmark
Banking and Financial Solutions